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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               -----------------


                                    FORM 8-K


                               -----------------


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 1996
                                                 -----------------

                             DART GROUP CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                0-1946              53-0242973
-----------------------------   --------------     --------------------
 (State or other jurisdiction    (Commission        (I.R.S. Employer
       of incorporation)         File Number)      Identification No.)

3300 75th Avenue, Landover, Maryland                  20785
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (301) 731-1200
                                                   --------------

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        (Former name or former address, if changed since last report).


     The exhibit index appears on page 4.





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Item 5.   Other Events

     On December 18, 1996, Dart Group Corporation (the "Company") received from Kenneth M. Herman the letter attached hereto as Exhibit 10.1, which is incorporated herein by reference (the "Herman Letter"). If the Company purchases the Herman family's 50% equity interest in Shoppers as contemplated by the Herman Letter, Dart expects to raise the necessary financing from third parties and, subject to any limitations that might be judicially imposed, may thereafter sell all or part of the interest in Shoppers it then would hold, but there can be no assurance as to whether or not, or as to when or at what price, any such sale would occur.


Item 7.   Financial Statements and Exhibits

     Exhibit 10.1        Letter, dated December 18, 1996, from Kenneth M.
                         Herman to Dart Group Corporation





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DART GROUP CORPORATION



                              By:  /s/ MARK A. FLINT SENIOR
                                   ---------------------
                                   Mark A. Flint Senior
                                   Vice President and
                                   Chief Financial Officer

Date:  December 30, 1996





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                             DART GROUP CORPORATION

                                    Form 8-K

                                 Exhibit Index


     Exhibit 10.1        Letter, dated December 18, 1996, from Kenneth M.
                         Herman to Dart Group Corporation





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